Exhibit 10.1

FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the “Amendment”) is effective as of May 2, 2024 (“Effective Date”), by and between INTEST CORPORATION, a Delaware corporation, (“Borrower”), AMBRELL CORPORATION, a Delaware corporation, INTEST SILICON VALLEY CORPORATION, a Delaware corporation, INTEST EMS, LLC, a Delaware limited liability company, TEMPTRONIC CORPORATION, a Delaware corporation, VIDEOLOGY IMAGING CORPORATION, a Delaware corporation, ACCULOGIC LTD., a Delaware corporation and ACCULOGIC INC., an Ontario corporation, individually and collectively, jointly and severally, the “Guarantors”) and M&T Bank (together with its successors and assigns, “Bank”).

BACKGROUND

A.    Borrower, Guarantors and Bank have previously entered into a certain Amended and Restated Loan and Security Agreement dated October 15, 2021, as amended by that certain Joinder and Amendment to Amended and Restated Loan and Security Agreement dated October 28, 2021, as amended by that certain Joinder and Second Amendment to Amended and Restated Loan and Security Agreement dated December 30, 2021, as amended by that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of September 20, 2022 (as amended and as it may be further amended, supplemented or restated from time to time, the “Loan Agreement”), pursuant to which, inter alia, Bank agreed to extend to Borrower certain credit facilities subject to the terms and conditions set forth therein.

B.    Borrower has requested and Bank has agreed to amend the terms of the Loan Agreement in accordance with the terms and conditions hereof.

C.    Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings set forth therefor in the Loan Agreement.

NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.    Amended Definitions. The following defined terms in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“Contract Period means May 2, 2031.”

“Term Loan Maturity Date means May 2, 2031.”

2.    Term Loan. Section 3.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“3.1 Term Loan. Subject to the terms and conditions of this Agreement and the Loan Documents, Bank agrees to extend to Borrower a non-revolving delayed draw term loan to finance Permitted Acquisitions, pursuant to which during the twenty-four (24) months following May 2, 2024, Bank agrees to extend to Borrower Advances in an aggregate amount not to exceed Fifty Million Five Hundred Thousand Dollars ($50,500,000) (the “Term Loan”).”

3.    Principal Payments on Term Loans. Section 7.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“7.4 Principal Payments on Term Loans. Borrower may elect to pay to Bank the principle balance of each Term Loan in equal and consecutive monthly installments of principal in an amount sufficient to amortize the outstanding balance of such Term Loan in either: (i) a five (5) year period (fully amortizing) commencing on the first day of the month following the date of the initial Advance under the Term Loan, or (ii) a seven (7) year period (fully amortizing) commencing on the first day of the month following the date of the initial Advance of the Term Loan. Borrower acknowledges and agrees that for Term Loans with amortization periods that are greater than five (5) years, Borrower shall be subject to Excess Cash Flow Recapture as additional principal repayment. Amount repaid on the Term Loan may not be reborrowed.”

4.    Advances under Term Loan. For the avoidance of doubt, all Advances shall be co-terminus.

5.    Amendment Fee. Borrower agrees to pay to Bank an amendment fee equal to $10,000. Such fee is due and payable in full upon execution of this Amendment. Borrower agrees that such fee has been fully earned by Bank and is non-refundable.

6.    Confirmation of Collateral. Nothing contained herein shall be deemed to be a compromise, satisfaction, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by Bank of any of its rights under the Loan Documents or at law or in equity. All liens, security interests, rights and remedies granted to Bank in the Loan Documents are hereby ratified, confirmed and continued.

7.    Covenants, Representations and Warranties. Borrower and Guarantors (as applicable to itself) hereby:

7.1    ratifies, confirms and agrees that the Loan Agreement, as amended by this Amendment, and all other Loan Documents are valid, binding and in full force and effect as of the date of this Amendment, and enforceable in accordance with their terms.

7.2    agrees that it has no defense, set-off, counterclaim or challenge against the payment of any sums owed or owing under the Loan Documents or the enforcement of any of the terms of the Loan Documents.

7.3    ratifies, confirms and continues all liens, security interests, pledges, rights and remedies granted to Bank in the Loan Documents and agrees that such liens, security interests and pledges shall secure all of the Obligations under the Loan Documents as amended by this Amendment.

7.4    represents and warrants that all representations and warranties in the Loan Documents are true and complete as of the date of this Amendment.

7.5    agrees that its failure to comply with or perform any of its covenants or agreements in this Amendment will constitute an Event of Default under the Loan Documents.

7.6    represents and warrants that no condition or event exists after taking into account the terms of this Amendment which would constitute an Event of Default (or will, upon the giving of notice or the passage of time, or both constitute an Event of Default).

7.7    represents and warrants that the execution and delivery of this Amendment by Borrower and Guarantors and all documents and agreements to be executed and delivered pursuant to this Amendment:

(a)    have been duly authorized by all requisite corporate, company and/or partnership action of Borrower and Guarantors, as applicable;

(b)    will not conflict with or result in a breach of, or constitute a default (or with the passage of time or the giving of notice or both, will constitute a default) under, any of the terms, conditions, or provisions of any applicable statute, law, rule, regulation or ordinance or any Borrower’s or Guarantor’s Governing Documents or any indenture, mortgage, loan or credit agreement or instrument to which any Borrower or Guarantor is a party or by which such may be bound or affected, or any judgment or order of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; and

(c)    will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Borrower or Guarantor under the terms or provisions of any such agreement or instrument, except liens in favor of Bank.

8.    Conditions.  The obligation of Bank to enter into this Amendment is subject to the fulfillment, to the satisfaction of Bank, of each of the following conditions, and all agreements, documents and other items must be in form, content and in all other respects satisfactory to Bank in its sole discretion.  Bank is not waiving a breach of any warranty or representation made by any Borrower or Guarantor hereunder or under any agreement, document, or instrument delivered to Bank or otherwise referred to herein, and any claims and rights of the Bank resulting from any breach or misrepresentation by any Borrower or Guarantor are specifically reserved by the Bank.

8.1    Searches. Bank shall have received copies of record searches (including UCC searches, patent searches, trademark searches, copyright searches and judgments, suits, bankruptcy, litigation, tax and other lien searches) against Borrower and each of the Guarantors.

8.2    Executed Documents. Borrower, Guarantors and all other required persons and entities will have executed and delivered to Bank:

(a)    this Amendment;

(b)    and such other documents, as the Bank may reasonably require.

8.3    Representations and Warranties.  All representations and warranties of Borrower and Guarantors set forth in the Loan Documents shall be true at and as of the date hereof.

8.4    No Default.   No condition or event shall exist or have occurred which would constitute a default or an Event of Default hereunder or under the Loan Agreement.

8.5    Good Standing Certificates. Bank shall have received a certificate of good standing with respect to the Borrower and each Guarantor, dated within 30 days of the Effective Date of this Amendment, such certificate to be issued by the appropriate officer of each jurisdiction in which Borrower and each Guarantor is required to be qualified or licensed which certificates shall indicate that Borrower and each Guarantor is in good standing in such jurisdiction.

8.6    Authorizing Resolutions. Bank shall have received a certificate from the authorized representative of the Borrower and each Guarantor as to the performance of this Amendment and the other Loan Documents to which Borrower is executing in connection with such Amendment.

8.7    Governing Documents. Bank shall have received copies of each of Borrower and each Guarantor, as amended, modified, or supplemented to the Effective Date of this Amendment.

8.8    KYC Documentation. Bank shall have received, sufficiently in advance of closing, all “Know your customer” documentation and other governing documents, required by Bank in accordance with all applicable banking laws and regulations in effect from time to time, including without limitation, the USA PATRIOT Act.

8.9    Other.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed or recorded.

9.    Additional Documents; Further Assurances.   Borrower and Guarantors covenant and agree to execute and deliver to Bank, or to cause to be executed and delivered to Bank contemporaneously herewith, at the sole cost and expense of Borrower and Guarantors, any and all other documents, agreements, statements, resolutions, certificates, consents and information as Bank may require in connection with the matters or actions described herein.  Borrower and Guarantors further covenant and agree to execute and deliver to Bank, or to cause to be executed and delivered, at the sole cost and expense of Borrower and Guarantors, from time to time, any and all other documents, agreements, statements, certificates and information as Bank shall request to evidence or effect the terms hereof or to enforce or protect Bank’s rights.  All of such documents, agreements, statements, certificates and information shall be in form and content acceptable to Bank in its sole discretion.

10.    Certain Fees, Costs, Expenses and Expenditures. Borrower and Guarantors agree to pay all of Bank’s costs and expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, costs, fees and expenses of counsel retained by Bank and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated. Nothing contained herein shall limit in any manner whatsoever Bank’s right to reimbursement under any of the Loan Documents.

11.    No Novation.Nothing contained herein and no actions taken pursuant to the term hereof are intended to constitute a novation of the Loan Agreement or any of the Loan Documents and shall not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to Bank in the Loan Documents.

12.    No Waiver.  Except as otherwise provided herein, nothing herein contained and no actions taken by Bank in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to Bank under the Loan Documents.  Nothing herein shall constitute a waiver by Bank of Borrower’s’ and Guarantors’ compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by Bank to enter into any further amendments with Borrower and Guarantors.

13.    Inconsistencies.  To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the other Loan Documents, the terms and conditions of this Amendment shall prevail.  All terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrower and Guarantors.

14.    Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

15.    No Third Party Beneficiaries.  The rights and benefits of this Amendment and the Loan Documents shall not inure to the benefit of any third party.

16.    Time of the Essence.  Time is of the essence in the performance by Borrower and Guarantors of all the obligations hereunder.

17.    Headings.  The headings of the Sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

18.    Severability.  The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

19.    Modifications.  No modifications of this Amendment or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

20.    Law Governing.  This Amendment has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth, without regard to any rules or principles regarding conflicts of law or any rule or canon of construction which interprets agreements against the draftsman.

21.    Counterparts; Electronic Signatures.  This Amendment may be executed in any number of counterparts, all of which when taken together constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of a photocopy, pdf, telecopy or other electronic version of an executed counterpart of a signature page to this Amendment shall be as effective as delivery of a manually executed counterpart of this Amendment.

22.    Waiver of Right to Trial by Jury.  BORROWER, GUARANTORS AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AMENDMENT, (b) ARISING UNDER ANY OF THE OTHER LOAN DOCUMENTS OR (c) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER OR GUARANTORS, WITH RESPECT TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER, GUARANTORS AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER, GUARANTORS AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  BORROWER AND GUARANTORS ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first above written.

BORROWER: INTEST CORPORATION, a Delaware corporation

By:	/s/ Duncan Gilmour
Name: Duncan Gilmour
Title: Secretary, Treasurer and Chief Financial Officer

[Signature Page to Fourth Amendment to Amended and Restated Loan and Security Agreement]

GUARANTORS: AMBRELL CORPORATION, a Delaware corporation

By:	/s/ Duncan Gilmour
Name: Duncan Gilmour
Title: Vice President, Treasurer and Secretary

INTEST SILICON VALLEY CORPORATION, a Delaware corporation

By:	/s/ Duncan Gilmour
Name: Duncan Gilmour
Title: Vice President, Treasurer and Secretary

INTEST EMS, LLC, a Delaware limited liability company

By:	/s/ Duncan Gilmour
Name: Duncan Gilmour
Title: Vice President, Treasurer and Secretary

TEMPTRONIC CORPORATION, a Delaware corporation

By:	/s/ Duncan Gilmour
Name: Duncan Gilmour
Title: Vice President, Treasurer and Secretary

VIDEOLOGY IMAGING CORPORATION, a Delaware corporation

By:	/s/ Duncan Gilmour
Name: Duncan Gilmour
Title: Vice President, Treasurer and Secretary

[Signature Page to Fourth Amendment to Amended and Restated Loan and Security Agreement]

ACCULOGIC LTD., a Delaware corporation

By:	/s/ Duncan Gilmour
Name: Duncan Gilmour
Title: Vice President, Treasurer and Secretary

ACCULOGIC INC., an Ontario corporation

By:	/s/ Duncan Gilmour
Name: Duncan Gilmour
Title: Vice President, Treasurer and Secretary

BANK: M&T BANK

By:	/s/ Steven A. Vilardi
Steven A. Vilardi, Senior Vice President

[Signature Page to Fourth Amendment to Amended and Restated to Loan and Security Agreement]